Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

CCE Acquisition LLC, a Delaware limited liability company
CCE Holdings, LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Citrus Corp., a Delaware corporation
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
CrossCountry Alaska, LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company
Energy Transfer Employee Management Company, a Delaware corporation
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, LLC, a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Peru LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
Enhanced Service Systems, Inc., a Delaware corporation
ET Company I, Ltd., a Texas limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC Lion Pipeline, LLC, a Delaware limited liability company
ETC M-A Acquisition LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC ProLiance Energy, LLC, an Indiana limited liability company
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company

ETE Holdco Corporation, a Delaware corporation
ETP Holdco Corporation, a Delaware corporation
ETP Newco 1 LLC, a Delaware limited liability company
ETP Newco 2 LLC, a Delaware limited liability company
ETP Newco 3 LLC, a Delaware limited liability company
ETP Newco 4 LLC, a Delaware limited liability company
ETP Newco 5 LLC, a Delaware limited liability company
Fayetteville Express Pipeline, LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Exports, LLC, a Delaware limited liability company
Leapartners, L.P., a Texas limited partnership
Lee 8 Storage Partnership, a Delaware limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL LLC subsidiaries:
Lone Star NGL Asset Holdings LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Hastings LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
MACS Retail LLC, a Virginia limited liability company
Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Pan Gas Storage LLC , a Delaware limited liability company

Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Holdings LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power Corporation, a Pennsylvania corporation
PEI Power II, LLC, a Pennsylvania corporation
PG Energy, Inc., a Pennsylvania corporation
Rich Eagleford Mainline, LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC General Holdings, LLC, a Texas limited liability company
SEC-EP Realty Ltd., a Texas limited partnership
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
Southside Oil, LLC, a Virginia limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
SU Pipeline Management LP, a Delaware limited partnership
SUCo LLC, a Delaware limited liability company
SUCo LP, a Delaware limited partnership
SUGAir Aviation Company, a Delaware corporation
SUG Holdings, LLC , a Delaware limited liability company
Sunoco Logistic Partners L.P. , a Delaware limited partnership
Sunoco Inc., a Pennsylvania corporation
Sunoco Partners LLC, a Pennsylvania limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Deepwater Pipeline LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Company, LLC, a Delaware limited liability company
Trunkline LNG Export, LLC , a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
Trunkline Offshore Pipeline LLC, a Delaware limited liability company
Whiskey Bay Gas Company, Ltd., a Texas limited partnership
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company

SUBSIDIARIES OF SUNOCO, INC., a Pennsylvania corporation

Atlantic Petroleum Corporation, a Delaware corporation
Atlantic Petroleum Delaware Corporation , a Delaware corporation
Atlantic Pipeline (Out) L.P. Texas limited partnership
Atlantic Refining & Marketing Corp., a Delaware corporation
Aventine Renewable Energy Holdings, Inc., a Delaware corporation
Clean Air Action Corporation, a Delaware corporation
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Helios Assurance Company, a Limited Bermuda other
Jalisco Corporation, a California corporation
Japan Sun Oil Company, Ltd., a Japan other
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lesley Corporation, a Delaware corporation
Libre Insurance Company, Ltd., a Bermuda other

Lugrasa, S.A., a Panama corporation
Mascot, Inc. (MA), a Massachusetts corporation
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company
Oil Casualty Insurance, Ltd., a Bermuda other
Oil Insurance Limited, Bermuda limited company
Pacesetter/MVHC, Inc., a Texas corporation
PES Holdings, LLC, a Delaware limited liability company
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Puerto Rico Sun Oil Company LLC, a Delaware limited liability company
Sun Alternate Energy Corporation, a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation
Sun Atlantic Refining and Marketing Company, a Delaware corporation
Sun Canada, Inc., a Delaware corporation
Sun Company, Inc., a Delaware corporation
Sun Company, Inc., a Pennsylvania corporation
Sun International Limited, a Bermuda other
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Company, a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Oil International, Inc., a Delaware corporation
Sun Petrochemicals, Inc., a Delaware corporation
Sun Pipe Line Company, a Texas corporation
Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company
Sun Refining and Marketing Company, a Delaware corporation
Sun Services Corporation, a Pennsylvania corporation
Sun Transport, LLC, a Pennsylvania limited liability company
Sun-Del Pipeline LLC, a Delaware limited liability company
Sun-Del Services, Inc., a Delaware corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company
Sunoco Receivables Corporation, Inc., a Delaware corporation
Sunoco, Inc. (R&M), a Pennsylvania corporation
Sunoco, LLC, a Delaware limited liability company
The New Claymont Investment Company, a Delaware corporation
The Sunoco Foundation, a Pennsylvania not-for-profit corporation
Venezoil, C.A., a Venezuela other

SUBSIDIARIES OF SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

Excel Pipeline LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
Mid-Valley Pipeline Company, an Ohio corporation
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sunoco Lease Acquisition & Marketing LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners L.P., a Delaware limited partnership
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners NGL Facilities LLC, a Delaware limited liability company
Sunoco Partners Operating LLC, a Delaware limited liability company

Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
West Texas Gulf Pipe Line Company, a Delaware corporation